------------------------------------------------------

OFFICERS & DIRECTORS
------------------------------------------------------
Kenneth C. Weiss
Chairman

Rodman L. Drake*
Director

Garth Marston*
Director

Harry E. Petersen, Jr.*
Director

Lewis S. Ranieri
Director

Patricia A. Sloan
Director & Secretary

Leo M. Walsh, Jr.*
Director

Louis C. Lucido
President

Clifford E. Lai
Senior Vice President

John N. Dunlevy
Vice President

Paul Zavattoni
Treasurer

* Audit Committee Members
------------------------------------------------------

                               [HYPERION LOGO]
------------------------------------------------------

The accompanying financial statements as of June 30, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

         HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

                             520 Madison Avenue
                             New York, NY 10022

           ---------------------------------------------------------
             -----------------------------------------------------
                  -------------------------------------------

                                 HYPERION 2005

                                   INVESTMENT

                                     GRADE

                                  OPPORTUNITY

                                   TERM TRUST

                  -------------------------------------------
             -----------------------------------------------------
           ---------------------------------------------------------
                               Semi-Annual Report
           ---------------------------------------------------------

           ---------------------------------------------------------

                                 June 30, 1995

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR
--------------------------------------------------------------------------------
DEAR SHAREHOLDER:                                                  July 31, 1995

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for the six month period ended June 30, 1995. As you know, the Trust's investment objectives are to provide shareholders with a high level of current income relative to other comparable duration fixed income investments and to return the initial share price $10.00 per share on or shortly before November 30, 2005. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS"), U.S. Treasury obligations, collateralized mortgage obligations ("CMOs") and municipal zero-coupon bonds. From its inception date, the Trust has maintained an average credit quality rating on its portfolio of "AA" by Standard & Poor's Corporation or Fitch Investor Services, Inc.

MARKET ENVIRONMENT

The fixed income market has continued its remarkable recovery which was in the beginning stages when we reported to you last November. Interest rates have broadly declined since the end of 1994. The yields on the 2-Year and 10-Year Treasuries were down 190 and 162 basis points, respectively, on June 30, 1995. The Federal Reserve Board reduced short-term interest rates by 25 basis points on July 6, 1995. While judged modest, this reduction in interest rates confirmed the markets anticipatory move to lower rates.

After recording strong Gross Domestic Product ("GDP") growth of 5.1% during the fourth quarter of 1994, the economy slowed to 2.7% in the first quarter of 1995. A slowdown in retail sales, housing completions, durable goods orders and employment growth caused growth to slow to 0.5% for the second quarter, which is slightly below the growth target of the Federal Reserve.

This recent economic data suggests that there is likely to be a "soft landing" within the economy. This means that the level of economic activity has slowed GDP growth to non-inflationary levels (under 2.5%). These circumstances have led to a leveling of interest rates across varying maturities (commonly referred to as "flattening of the yield curve").

PORTFOLIO STRATEGY AND PERFORMANCE

The Trust participated in the recent bond market rally, posting a positive total return of 15.77% based on the net asset value for the six month period ended June 30, 1995. The net asset value increased over this period by $0.83, from $8.11 on December 30, 1994 to $8.94 on June 30, 1995. During this period, the Trust's investment activities have been focused on the changing market conditions.

The Trust's performance was enhanced due to several factors. The most important factor was the dramatic increase in interest rate volatility and a sharp reduction in long-term interest rates. Hyperion Capital Management has pursued several strategies within this interest rate environment. First, in order to combat the recent spikes in interest rate volatility, we increased the Trust's portfolio allocation of highly predictable cash flow products such as U.S. Treasuries, asset-backed securities and U.S. agency debentures. Second, we have emphasized investments which would offer us excellent call protection and a buffer against mortgage refinancings and their associated prepayment risk. Third, during the past quarter we increased our allocation to commercial mortgage-backed securities ("CMBS") and

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONTINUED)
--------------------------------------------------------------------------------

planned amortization class ("PACs") agency CMOs while decreasing the Trust's exposure to securities with cash flows which can vary widely based on their associated mortgage prepayment rates (i.e., agency pass-through certificates and interest-only strips).

We continue to pursue strategies which will offer us attractive total return opportunities within the current market environment. However, our underlying philosophy is to pursue these total return opportunities through "sector rotation" rather than interest rate anticipation. We will continue to seek investments with a high degree of stability, in order to insulate the Trust from average life variability in both rising and declining interest rate environments.

INVESTMENT OUTLOOK

We believe the involuntary increase in inventories of durable goods (i.e., automobiles, home appliances, etc.) and nondurable goods (i.e., retail clothing, etc.) due to a decrease in final sales has created the economic environment which has prompted the Federal Reserve to ease interest rates. Hyperion Capital Management believes that at least two themes will direct the course of interest rates for the remainder of the calendar year: 1) consumer spending patterns and their resultant impact on increase/decrease of production and 2) Congress' attempt to structurally change the deficit of the U.S. Government.

The fixed income markets have experienced significant volatility over the past several years, as evidenced by a market dominated by declining interest rates in 1993, sharply rising interest rates in 1994, and again a significant decline in interest rates in 1995. This market volatility has largely been a product of changing domestic and worldwide conditions. Though many of these trends have come full circle, we believe that interest rates will continue to be volatile. In this uncertain economic environment, we will continue to favor the most stable mortgage-backed securities for the portfolio.

The chart which follows shows the allocation of the Trust's holdings by asset category on June 30, 1995.

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONCLUDED)
--------------------------------------------------------------------------------
             HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TRUST, INC.
                 PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995*

U.S. Government Agency Asset-
  Backed Security                            2.5
U.S. Government Agency Collat-
  eralized Mortgage Obligations             44.7
U.S. Government Agency
  Stripped Mortgage-Backed Se-
  curity                                     0.5
U.S. Treasury Obligations                    5.1
Asset-Backed Securities                      9.1
Commercial/Mortgage-Backed
  Securities                                11.4
Subordinated Collateralized
  Mortgage Obligations                      17.3
Municipal Zero Coupon Securi-
  ties                                       4.2
Repurchase Agreements                        5.2

*As a percentage of total investments.

CONCLUSION

As always, we remain committed to serving the needs of our shareholders by meeting the Trust's objectives. If you have any questions, please call us at 800-HYPERION. We look forward to hearing from you.

Sincerely,

/s/ KENNETH C. WEISS
--------------------
KENNETH C. WEISS
Chairman,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/ LOUIS C. LUCIDO
-------------------
LOUIS C. LUCIDO
President,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
Managing Director and Chief Operating Officer,
Hyperion Capital Management, Inc.


/s/ JOHN N. DUNLEVY
-------------------
JOHN N. DUNLEVY
Vice President,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
Director and Senior Portfolio Manager,
Hyperion Capital Management, Inc.

------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
June 30, 1995 (unaudited)                                                        Principal
                                                           Current                  Amount             Value
                                                           Coupon    Maturity       (000s)          (Note 1)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 79.9%

U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITY -- 3.8%
Federal National Mortgage Association
  Series 1995-W1, Class A6
  (Cost - $7,096,250)                                      8.10%     04/25/25     $  7,000      $  7,305,158
                                                                                                ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS (REMICS) -- 67.7%
Federal Home Loan Mortgage Corporation
  Series 1637, Class G, PAC                                6.00      06/15/23       14,213        13,415,956
  Series 1614, Class J                                     6.25      11/15/22       10,000#        9,600,000
  Series 1694, Class PH, PAC                               6.35      09/15/23       17,250        16,654,340
  Series 1101, Class M, PAC                                6.95      07/15/21        5,000         4,885,940
  Series 1714, Class O                                     7.00      11/15/23        4,967         4,671,511
                                                                                                ------------
                                                                                                  49,227,747
                                                                                                ------------
Federal National Mortgage Association
  Series 1993-207, Class E                                 5.00      08/25/20       15,000#       13,605,465
  Series 1994-15, Class G                                  5.50      08/25/21       20,000#       18,612,500
  Series 1991-56, Class M, PAC                             6.75      06/25/21       16,250#       15,688,871
  Series 1994-92, Class B                                  7.50      01/25/21       32,067#       32,377,704
                                                                                                ------------
                                                                                                  80,284,540
                                                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $124,424,756)                                                                          129,512,287
                                                                                                ------------
U.S. GOVERNMENT AGENCY STRIPPED MORTGAGE-BACKED
  SECURITY (REMIC) -- 0.7%
Principal-Only Security:
Federal National Mortgage Association
  Series 1993-176, Class A, PAC
  (Cost - $1,367,138)                                      0.00      08/25/13        1,459         1,387,430
                                                                                                ------------
U.S. TREASURY OBLIGATIONS -- 7.7%
  U.S. Treasury Notes                                      6.88      03/31/00        2,000#        2,065,312
                                                           7.50      01/31/97        2,000#        2,047,812
                                                           7.75      01/31/00       10,000#       10,662,500
                                                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost - $14,056,836)                                                                            14,775,624
                                                                                                ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $146,944,980)                                                                          152,980,499
                                                                                                ------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1995 (unaudited)                                                        Principal
                                                           Current                  Amount             Value
                                                           Coupon    Maturity       (000s)          (Note 1)
------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 13.8%

First Bank Auto Receivables Grantor Trust
  Series 1995-A, Class A                                   8.00%     01/15/00    $   4,298      $  4,385,127
                                                                                                ------------
First International Petroleum Transport Corporation,
  Ltd. First Preferred Mortgage Note                       7.88      03/31/08        5,000         4,818,750
                                                                                                ------------
Neiman Marcus Group Credit Card Master Trust
  Series 1995-1, Class A                                   7.60      06/15/03        3,000         3,147,189
                                                                                                ------------
Standard Credit Card Master Trust
  Series 1994-2, Class A                                   7.25      04/07/08       10,000        10,300,000
  Series 1994-4, Class A                                   8.25      11/07/03        3,500         3,798,596
                                                                                                ------------
                                                                                                  14,098,596
                                                                                                ------------
TOTAL ASSET BACKED SECURITIES
  (Cost - $26,238,052)                                                                            26,449,662
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
COMMERCIAL/MORTGAGE BACKED SECURITIES -- 17.2%

First Boston Mortgage Securities Corporation
  Series 1993-M1, Class 1B, REMIC                          7.56      09/25/06        2,176         2,129,312
                                                                                                ------------
Greenwich Capital Acceptance Inc.
  Series 1991-4, Class S, IO, REMIC                        0.38      07/01/19       64,019           780,258
  Series 1991-1, Class S, IO, REMIC                        0.66      02/25/21      144,511         3,861,192
                                                                                                ------------
                                                                                                   4,641,450
                                                                                                ------------
SKW II Real Estate Limited Partnership
  Class C                                                  7.45      04/15/03        3,000         3,005,157
                                                                                                ------------
Structured Asset Securities Corporation
  Series 1993-C1, Class C, REMIC                           6.60      10/25/24       26,582        23,155,247
                                                                                                ------------
TOTAL COMMERCIAL/MORTGAGE BACKED SECURITIES
  (Cost - $31,859,900)                                                                            32,931,166
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS -- 26.3%

CSFB Finance Company Ltd.
  Series 1995-A, Class A                                   7.00      11/15/05       19,000        18,810,000
                                                                                                ------------
Prudential Home Mortgage Securities Co, Inc.
  Series 1993-E, Class 3B, REMIC                           7.39      07/28/23        5,441         5,128,503
  Series 1992-21, Class B2, REMIC                          7.50      08/25/07        2,095         1,993,495
  Series 1992-11, Class B2, REMIC                          8.00      05/25/22        4,372         4,312,182
  Series 1992-25, Class B1, REMIC                          8.00      08/25/22        2,254         2,265,998
                                                                                                ------------
                                                                                                  13,700,178
                                                                                                ------------

------------------------------------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1995 (unaudited)                                                        Principal
                                                           Current                  Amount             Value
                                                           Coupon    Maturity       (000s)          (Note 1)
------------------------------------------------------------------------------------------------------------
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS
  (CONTINUED)
Residential Funding Mortgage Securities, Inc.
  Series 1993-S40, Class M2, REMIC                         6.75%     11/25/23    $   6,386      $  5,760,979
  Series 1992-J9, Class B2, REMIC                          8.03      04/28/22       12,076        11,963,162
                                                                                                ------------
                                                                                                  17,724,141
                                                                                                ------------
TOTAL SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $50,058,926)                                                                            50,234,319
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES -- 6.3%
TEXAS
  Houston Texas, Water & Sewer System
    Revenue Bond, AMBAC                                     (a)      12/01/06        5,000         2,617,150
  San Antonio Texas, Electricity & Gas
    Series B, Revenue Bond, FGIC                            (a)      02/01/07       10,000@        5,127,000
  Texas, Municipal Power Agency
    Revenue Bond, AMBAC                                     (a)      09/01/05        5,490         3,115,300
                                                                                                ------------
                                                                                                  10,859,450
                                                                                                ------------
WEST VIRGINIA
  West Virginia, State Parkways Economic Development
    and Tourism Authority
    Revenue Bond, FGIC                                      (a)      05/15/05        1,975@        1,139,239
                                                                                                ------------
TOTAL MUNICIPAL ZERO COUPON SECURITIES
  (Cost - $12,168,725)                                                                            11,998,689
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.9%

Dated 6/30/95 with State Street Bank and Trust Company, 5.75%, due 7/3/95; proceeds: $1,157,554; collateralized by $1,160,000
  U.S. Treasury Note, 6.50%, due 4/30/97, value: $1,184,685                          1,157         1,157,000
                                                                                                ------------
Dated 6/29/95 with Sanwa Bank, 6.15%, due 7/5/95; proceeds:
  $14,014,350; collateralized by $13,862,343 GNMA, 6.75%,
  due 5/20/23, value: $14,279,988                                                   14,000        14,000,000
                                                                                                ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost - $15,157,000)                                                                            15,157,000
                                                                                                ------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------


HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)                                                                   Value
June 30, 1995 (unaudited)                                                                           (Note 1)
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 151.4%
  (Cost - $282,427,583)                                                                         $289,751,335
LIABILITIES IN EXCESS OF OTHER ASSETS -- (51.4%)                                                 (98,418,076)
                                                                                                ------------
NET ASSETS -- 100.0%                                                                            $191,333,259
                                                                                                 ===========
------------------------------------------------------------------------------------------------------------

 REMIC   Real Estate Mortgage Investment Conduit
   PAC   Planned Amortization Class
     #   Portion of or entire principal amount pledged as collateral for reverse repurchase agreements.
    IO   Interest only
 AMBAC   American Municipal Bond Assurance Corporation
   (a)   Zero Coupon Bonds
  FGIC   Financial Guaranty Insurance Company
     @   Portion of or entire principal amount pledged as initial margin on financial futures transactions.
     *   Open Futures Contracts as of May 31, 1995 are as follows (Note 1):

                                                                                                     UNREALIZED
                                             EXPIRATION          VALUE AT          VALUE AT         APPRECIATION
NOTIONAL AMOUNT            TYPE                 DATE            TRADE DATE       JUNE 30, 1995     (DEPRECIATION)
----------------    -------------------    ---------------    --------------     -------------     --------------
Long:
----------------
  $95,000,000       Eurodollar Futures     September 1995      $  22,213,375      $22,398,625         $185,250
   60,000,000       Eurodollar Futures      December 1996         13,981,500       14,143,500          162,000
                                                              --------------     -------------     --------------
                                                               $  36,194,875      $36,542,125         $347,250
                                                              ==============     =============     ==============
Short:
----------------
  $95,000,000       Eurodollar Futures     September 1995      $  22,431,437      $22,398,625         $ 32,812
   60,000,000       Eurodollar Futures      December 1995         14,120,050       14,143,500          (23,450)
                                                              --------------     -------------     --------------
                                                               $  36,551,487      $36,542,125         $  9,362
                                                              ==============     =============     ==============

---------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost - $282,427,583) (Note 1).........................  $ 289,751,335
Receivable for investments sold..............................................     26,707,363
Interest receivable..........................................................      2,696,836
Deferred organization expenses and other assets (Note 1).....................         37,087
                                                                               -------------
          Total assets.......................................................    319,192,621
                                                                               -------------
LIABILITIES:
Reverse repurchase agreements (Note 4).......................................     94,918,250
Payable for investments purchased............................................     32,622,914
Investment advisory fee payable (Note 2).....................................        103,148
Interest payable (Note 4)....................................................        115,661
Bank overdraft...............................................................         74,324
Administration fee payable (Note 2)..........................................         25,065
                                                                               -------------
          Total liabilities..................................................    127,859,362
                                                                               -------------
NET ASSETS (equivalent to $8.94 per share based on 21,405,473 shares outstanding)...............................................................  $ 191,333,259
                                                                               =============
COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 5)...............................................  $      21,405
Additional paid-in capital...................................................    200,219,246
Undistributed net investment income..........................................        926,043
Accumulated net realized losses..............................................    (17,513,799)
Net unrealized appreciation..................................................      7,680,364
                                                                               -------------
Net assets applicable to capital stock outstanding...........................  $ 191,333,259
                                                                               =============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1995 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1):
  Interest....................................................................   $  9,686,081
                                                                                 ------------
EXPENSES:
  Investment advisory fee (Note 2)............................................        587,030
  Administration fee (Note 2).................................................        143,350
  Reports to shareholders.....................................................         46,020
  Custodian...................................................................         35,704
  Audit and tax services......................................................         29,257
  Directors' fees.............................................................         24,795
  Legal.......................................................................         20,564
  New York Stock Exchange listing fee.........................................         18,777
  Transfer agency.............................................................         12,396
  Insurance...................................................................         11,914
  Amortization of organization expenses (Note 1)..............................          3,354
  Miscellaneous...............................................................         19,129
                                                                                 ------------
          Total operating expenses............................................        952,290
               Interest expense (Note 4)......................................      2,010,633
                                                                                 ------------
               Total expenses.................................................      2,962,923
                                                                                 ------------
  Net investment income.......................................................      6,723,158
                                                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES AND
  OPTION TRANSACTIONS (Notes 1 & 3):
Net realized losses on:
  Investment transactions.....................................................     (2,332,384)
  Futures transactions........................................................       (834,504)
  Option transactions.........................................................       (211,450)
                                                                                 ------------
                                                                                   (3,378,338)
                                                                                 ------------
Net change in unrealized appreciation (depreciation) on:
  Investments.................................................................     22,324,885
  Futures transactions........................................................       (349,451)
                                                                                 ------------
                                                                                   21,975,434
                                                                                 ------------
Net realized and unrealized gains on investments, futures and option
  transactions................................................................     18,597,096
                                                                                 ------------
Net increase in net assets resulting from operations..........................   $ 25,320,254
                                                                                 ============

---------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF CHANGES IN NET ASSETS                                   For the
                                                                  Six Months       For the Year
                                                                       Ended              Ended
                                                               June 30, 1995       December 31,
                                                                 (unaudited)               1994
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income......................................    $   6,723,158      $  17,164,514
Net realized losses on investments, futures and option
  transactions.............................................       (3,378,338)        (7,187,035)
Net change in unrealized appreciation (depreciation) on
  investments and futures transactions.....................       21,975,434        (22,270,991)
                                                               -------------      -------------
Net increase (decrease) in net assets resulting from
  operations...............................................       25,320,254        (12,293,512)
                                                               -------------      -------------
DIVIDENDS TO SHAREHOLDERS (Note 1):
Net investment income......................................       (7,491,481)       (16,136,076)
                                                               -------------      -------------
CAPITAL STOCK TRANSACTIONS (Note 5):
Cost of Trust shares repurchased and retired...............               --         (2,211,426)
                                                               -------------      -------------
     Total increase (decrease) in net assets...............       17,828,773        (30,641,014)

NET ASSETS:
Beginning of period........................................      173,504,486        204,145,500
                                                               -------------      -------------
End of period (including undistributed net investment
  income of 926,043 and 1,694,366 respectively)............    $ 191,333,259      $ 173,504,486
                                                               =============      =============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 1995 (unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows used for operating activities:
     Interest received (excluding accretion of $305,827)....................   $    9,225,058
     Operating expenses paid................................................       (1,054,315)
     Interest expense paid..................................................       (2,181,924)
     Purchase of short-term investments, including options, net.............      (13,172,000)
     Purchase of long-term investments......................................     (320,731,431)
     Proceeds from disposition of long-term investments and principal
       paydowns.............................................................      313,745,944
     Net cash used for futures transactions.................................       (1,195,017)
                                                                               --------------
     Net cash used for operating activities.................................      (15,363,685)
                                                                               --------------
Cash flows provided from financing activities:
     Cash provided from reverse repurchase agreements.......................       24,289,602
     Cash dividends paid....................................................       (8,826,084)
                                                                               --------------
     Net cash provided from financing activities............................       15,463,518
                                                                               --------------
Net increase in cash........................................................           99,833
Cash at beginning of period.................................................         (174,157)
                                                                               --------------
Cash at end of period.......................................................   $      (74,324)
                                                                               ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations........................   $   25,320,254
                                                                               --------------
     Increase in investments................................................      (13,936,654)
     Increase in net unrealized appreciation on investments.................      (21,975,434)
     Increase in interest receivable........................................         (179,239)
     Increase in other assets...............................................      (26,722,884)
     Decrease in variation margin payable...................................          (11,062)
     Increase in accrued expenses and other liabilities.....................       22,141,334
                                                                               --------------
          Total adjustments.................................................      (40,683,939)
                                                                               --------------
Net cash used for operating activities......................................   $  (15,363,685)
                                                                               ==============

---------------
See notes to financial statements.

------------------------------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
FINANCIAL HIGHLIGHTS                                         For the                    For the Period
                                                          Six Months    For the Year    March 1, 1993*
                                                               Ended           Ended           through
                                                       June 30, 1995    December 31,      December 31,
                                                         (unaudited)            1994              1993
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $    8.11        $   9.41         $   9.34**
                                                         ---------       ---------       -----------
Net investment income...............................          0.31            0.80             0.62
Net effect of shares repurchased....................            --            0.01               --
Net realized and unrealized gains (losses) on
  investments, futures and option transactions......          0.87           (1.36)            0.04
                                                         ---------       ---------       -----------
Net increase (decrease) in net asset value resulting
  from operations...................................          1.18           (0.55)            0.66
                                                         ---------       ---------       -----------
Dividends from net investment income................         (0.35)          (0.75)           (0.59)
Net asset value, end of period......................     $    8.94        $   8.11         $   9.41
                                                         =========       =========       ==========
Market price, end of period.........................     $   7.875        $   7.00         $   8.63
                                                         =========       =========       ==========
TOTAL INVESTMENT RETURN +...........................         17.90%(1)      (10.63)%          (1.81)%(1)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000s)....................     $ 191,333        $173,504         $204,146
Total operating expenses............................          1.05%(2)        1.08%            0.99%(2)
Interest expense....................................          2.23%(2)        1.90%            1.08%(2)
Net investment income...............................          7.44%(2)        9.10%            7.85%(2)
Portfolio turnover rate.............................           131%            171%             287%

---------------

  * Commencement of investment operations.
 ** Net of offering costs of $0.03.
  + Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
(1) Not annualized.
(2) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval. The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation or between Aaa and Baa by Moody's Investors Services, Inc.) or (ii) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

Valuation of Investments: Where market quotations are readily available, portfolio securities are valued based upon the current bid price. The Trust values mortgage-backed securities and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options Written or Purchased: The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1995 (unaudited)
--------------------------------------------------------------------------------

treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swap: The Trust may enter into interest rate swap transactions for purposes of hedging against potential interest rate fluctuations. An interest rate swap is an agreement between two parties in which each party commits to make periodic interest payments to the other based on a notional principal amount for a specified time period, (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps only involve the accrual and exchange of interest payments between the parties and do not involve the exchange or payment of the contracted notional principal amount.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on long-term securities are amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

The Trust accounts for distributions to shareholders in accordance with Trust policy. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Deferred Organization Expenses: A total of $34,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1995 (unaudited)
--------------------------------------------------------------------------------

in the Statement of Cash Flows. Cash as used in the statement of cash flows is defined as cash, as presented in the Statement of Assets and Liabilities and does not include short term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

2. INVESTMENT ADVISORY AND ADMINISTRATION
   AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million.

The Trust has entered into a Sub-Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF") (the "Sub-Administrator"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, to whom the Administrator will delegate certain of its administrative responsibilities. For these services, the Administrator will pay out of its own assets the fee to be paid to the Sub-Administrator computed at the rate of 0.12% per annum of the first $100 million of the Trust's average weekly net assets, 0.10% of the next $150 million and 0.08% of any amounts above $250 million.

The Administrator informed the Trust that it paid $100,230 to the Sub-Administrator during the six months ended June 30, 1995.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1995 aggregated $342,928,287 and $338,168,032, respectively.

The federal income tax basis of the Trust's investments at June 30, 1995 was $282,427,583 and accordingly, net unrealized appreciation for federal income tax purposes was $7,323,752 (gross unrealized appreciation -- $8,600,988; gross unrealized depreciation -- $1,277,236). At December 31, 1994, the trusts tax year end, the Trust had a capital loss carryforward of approximately $13,429,398 of which $6,919,448 expires in 2001 and $6,509,950 expires in 2002.

4. BORROWINGS:

The Trust may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Trust sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
June 30, 1995 (unaudited)
--------------------------------------------------------------------------------

the 1940 Act, reverse repurchase agreements and dollar roll agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement or a dollar roll agreement, it establishes and maintains a segregated account with its Custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements and dollar roll agreements. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

At June 30, 1995, the Trust had the following reverse repurchase agreements outstanding:

                                     MATURITY IN
                                   ZERO TO 30 DAYS
                                   ---------------
Maturity Amount.................     $95,103,773
                                   ---------------
Market Value of Assets Sold
  Under Agreements..............     $96,057,659
                                   ---------------
Weighted Average Interest
  Rate..........................           5.93%

The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1995, was approximately $46,813,056 at a weighted average interest rate of 5.98%. The maximum amount of reverse repurchase agreements outstanding on any day that net asset value was calculated during the period was $95,033,911 as of June 30, 1995, which was 29.8% of total assets.

5. CAPITAL STOCK:

There are 75 million shares of $0.001 par value common stock authorized. Of the 21,405,473 shares outstanding at June 30, 1995, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock, or approximately 3.2 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value. As of June 30, 1995, 305,200 shares have been repurchased pursuant to this program. No shares were repurchased for the six month period ending June 30, 1995. All shares repurchased will be retired.

6. SUBSEQUENT EVENT:

The Trust's Board of Directors declared the following regular monthly dividends:

DIVIDENDS     RECORD      PAYABLE
PER SHARE      DATE        DATE
---------     -------     -------
$ 0.05416     7/17/95     7/27/95
$ 0.05416     8/21/95     8/29/95

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)

--------------------------------------------------------------------------------

                                              NET REALIZED AND
                                              UNREALIZED GAINS
                                                (LOSSES) ON              NET INCREASE
                                             INVESTMENTS, SHORT       (DECREASE) IN NET
                      NET INVESTMENT         SALES, FUTURES AND     ASSETS RESULTING FROM         DIVIDENDS AND          SHARE
                          INCOME            OPTION TRANSACTIONS           OPERATIONS              DISTRIBUTIONS          PRICE
QUARTERLY   TOTAL  ---------------------   ----------------------  ----------------------   -----------------------   ----------
PERIOD     INCOME      AMOUNT   PER SHARE    AMOUNT     PER SHARE    AMOUNT     PER SHARE     AMOUNT      PER SHARE   HIGH  LOW
----------------------------------------------------------------------------------------------------------------
July
 1,
 1993
 through
 September
 30,
 1993      $5,272,115  $4,111,430   $0.19  $ 2,755,490   $  0.13   $ 6,866,920   $  0.32    $(4,342,104)   $ (0.20)   $9 3/8  $9

October
 1,
 1993
through
 December
 31,
 1993       5,832,414   4,539,300    0.21   (4,723,850)    (0.22)     (184,550)    (0.01)    (4,068,635)     (0.19)    9 1/4   8 3/8

January
 1,
 1994
through
March
 31,
 1994       5,795,794   4,558,085    0.21   (6,888,543)    (0.32)   (2,330,458)    (0.11)    (4,058,269)     (0.19)    8 7/8   8

April
 1,
 1994
 through
 June
 30,
 1994       5,902,772   4,616,386    0.22   (9,012,124)    (0.40)   (4,395,738)    (0.18)    (4,042,754)     (0.19)    8 1/4   7 5/8

July
 1,
 1994
 through
 September
 30,
 1994       5,406,620   3,968,134    0.18   (5,830,890)    (0.28)   (1,862,756)    (0.09)    (4,029,318)     (0.19)    8       7 1/4

October
 1,
 1994
through
 December
 31,
 1994       5,679,863   4,021,909    0.19   (7,726,469)    (0.36)   (3,704,560)    (0.17)    (4,005,735)     (0.18)    7 3/8   6 3/4

January
 1,
 1995
through
March
 31,
 1995       4,717,982   3,413,100    0.16   (7,036,248)    (0.33)   (3,623,148)    (0.17)    (3,745,737)     (0.17)    7 3/8   7

April
 1,
 1995
 through
 June
 30,
 1995       4,968,099   3,310,058    0.15   25,633,344      1.20    28,943,402      1.35     (3,745,744)     (0.18)    8       7 1/8

--------------------------------------------------------------------------------


INVESTMENT ADVISOR AND ADMINISTRATOR                   TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.                      BOSTON FINANCIAL DATA SERVICES, INC.
520 Madison Avenue                                     2 Heritage Drive
New York, New York 10022                               North Quincy, Massachusetts 02171
FOR GENERAL INFORMATION ABOUT THE TRUST:               FOR SHAREHOLDER SERVICES:
(800) HYPERION                                         (800) 426-5523

SUB-ADMINISTRATOR                                      INDEPENDENT ACCOUNTANTS

PRUDENTIAL MUTUAL FUND MANAGEMENT, INC.                PRICE WATERHOUSE LLP
One Seaport Plaza                                      1177 Avenue of the Americas
New York, New York 10292                               New York, New York 10036
(212) 214-3332

CUSTODIAN                                              LEGAL COUNSEL

STATE STREET BANK AND TRUST COMPANY                    GIBSON DUNN & CRUTCHER
225 Franklin Street                                    1050 Connecticut Avenue, N.W.
Boston, Massachusetts 02116                            Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.